UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2016
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 1.01. Entry into a Definitive Material Agreement
On March 21, 2016, ACCO Brands Australia Pty Limited and Bigadale Pty Limited (collectively, “ACCO Australia”), two wholly-owned indirect subsidiaries of ACCO Brands Corporation (the “Company”), entered into a Share Sale Agreement (the “Agreement”) with Andrew Kaldor, Cherington Investments Pty Ltd, Freiburg Nominees Proprietary Limited, Enora Pty Ltd and Bruce Haynes and certain Guarantors named therein (collectively, the “Seller Parties”) to purchase directly or indirectly 100% of the capital stock of Australia Stationery Industries, Inc. which indirectly owns the 50% of the Pelikan Artline Joint Venture and the issued capital stock of Pelikan Artline Pty Limited (collectively, the “Pelikan JV”) that is not already owned by ACCO Brands Australia Pty Limited. The cash purchase price will be approximately US$103 million, subject to certain post-closing net asset adjustments. Following completion of the transaction, ACCO Australia will own, directly and indirectly, 100% of the Pelikan JV.
The closing of acquisition is subject to customary closing conditions, including the receipt of certain consents. In addition to representations, warranties and covenants, the Agreement contains indemnification obligations and certain non-competition and non-solicitation covenants made in favor of ACCO Australia by the Seller Parties.
Approximately 18% of the US$103 million purchase price will be allocated to fund the redemption of a 19.83% minority interest from a shareholder of a subsidiary of Pelikan Artline Pty Limited (the “Minority Interest Redemption”) which is expected to occur within 180 days following the closing of the acquisition. Additionally, approximately 10% of the purchase price after deducting the Minority Interest Redemption will be held in escrow as security with respect to post-closing warranty and tax claims.
The Company expects to finance the acquisition through borrowings under its existing credit facility.
The foregoing description of the Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.
The Agreement has been included to provide investors and security holders with information regarding the terms of the Agreement. It is not intended to provide any other factual information about the Company, ACCO Australia, the Pelikan JV and their respective subsidiaries and affiliates. The Agreement contains representations and warranties by each of the parties to the Agreement that were made solely for the benefit of the other parties to the Agreement and (i) are not intended to be treated as categorical statements of fact but as a way of allocating risk among the parties if those statements prove to be inaccurate, (ii) may be qualified by confidential disclosures made by each of the parties to the other for the purposes of allocating contractual risk among them that differ from risks applicable to investors, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to investors, and (iv) were made only as of the date of the Agreement or such other date or dates as may be specified in the Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors and security holders should not rely on the representations, warranties and covenants contained in the Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, ACCO Australia, the Pelikan JV or the Seller Parties.
Item 7.01. Regulation FD Disclosure
On March 21, 2016, the Company issued a press release announcing the entry into the Agreement described in Item 1.01 above. A copy of that press release is being furnished herewith as Exhibit 99.1.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 - Financial Statements and Exhibits.
(d)    Exhibits

2.1
Share Sale Agreement, dated as of March 22, 2016, among ACCO Brands Australia Pty Limited, Bigadale Pty Limited, Andrew Kaldor, Cherington Investments Pty Ltd, Freiburg Nominees Proprietary Limited and Enora Pty Ltd and certain Guarantors named therein.*

99.1	Press Release of ACCO Brands Corporation dated March 21, 2016
* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies thereof to the Securities and Exchange Commission upon request.
Forward-Looking Statements
Certain statements in this Form 8-K may be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks and uncertainties, are made as of the date hereof and we undertake no obligation to update them. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by such forward-looking statements, investors and security holders should not place undue reliance on them when deciding whether to buy, sell or hold the Company’s securities. Factors that could affect our results or cause our plans, actions and results to differ materially from expectations described in this Form 8-K include, among other things, our ability to realize the synergies, growth opportunities and other potential benefits of acquiring the remaining 50% of the Pelikan JV and successfully combine it with our existing Australian business, the risk that a material condition to closing the acquisition may not be satisfied, the length of time necessary to consummate the acquisition, our ability to effectuate and timely complete the Minority Interest Redemption, the effect of foreign currency and other risks and uncertainties described in “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, and in other reports we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	March 21, 2016	By:	/s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President, General Counsel
and Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

2.1
Share Sale Agreement, dated as of March 22, 2016, among ACCO Brands Australia Pty Limited, Bigadale Pty Limited, Andrew Kaldor, Cherington Investments Pty Ltd, Freiburg Nominees Proprietary Limited and Enora Pty Ltd and certain Guarantors named therein.*

99.1	Press Release of ACCO Brands Corporation dated March 21, 2016